UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5586

Oppenheimer Rochester California Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 1/31/2018

OppenheimerFunds®
The Right Way to Invest

Oppenheimer Rochester® California Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays Municipal Bond Index
6-Month	-2.03%	-6.69%	-0.19%
1-Year	3.58	-1.34	3.52
5-Year	3.62	2.62	2.69
10-Year	3.89	3.39	4.20

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Our Twitter handle is @RochesterFunds.

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Fund Performance Discussion

Oppenheimer Rochester California Municipal Fund continued to generate attractive levels of tax-free income during the most recent reporting period. As of January 31, 2018, the Class A shares provided a distribution yield at net asset value (NAV) of 3.81%. The Fund’s 12-month distribution yield at NAV of 4.53% was the second highest in Lipper’s California Municipal Debt Funds category, second only to this Fund’s Y shares. For California residents in the top 2017 tax bracket, the taxable equivalent yield was 4.88% as of January 31, 2018. Falling bond prices during this reporting period had an adverse effect on the performance of the overall market, including the Class A shares of this Fund.

MARKET OVERVIEW

U.S. equities rallied during the 6 months ended January 31, 2018, repeatedly topping previous record high closes before dropping sharply in the waning days of the reporting period. The prices of Treasury bonds and municipal bonds declined during this reporting period, and the 6-month total return of the Bloomberg Barclays Municipal Bond Index, this Fund’s benchmark, was negative.

On December 14, 2017, the Federal Reserve Open Market Committee (FOMC) voted to increase the Fed Funds target rate by one-

The average 12-month distribution yield at NAV in Lipper’s California Municipal Debt Funds category was 3.13% at the end of this reporting period. At 4.53%, the 12-month distribution yield at NAV for this Fund’s Class A shares was 140 basis points higher than the category average.

quarter of 1 percentage point to a range of 1.25% to 1.50%. The FOMC cited the recent trends in employment, household spending, and business fixed income investment as

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES
Dividend Yield w/o sales charge	3.81%
Dividend Yield with sales charge	3.63%
Standardized Yield	2.37%
Taxable Equivalent Yield	4.88%
Last distribution (1/23/18)	$0.026
Total distributions (8/1/17 to 1/31/18)	$0.168

Endnotes for this discussion begin on page 16 of this report.

3 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

factors in its decision. Inflation for items other than food and energy continued to remain below the Fed’s target rate of 2%. The FOMC also reiterated its intent to increase the rate three times in 2018, while raising the forecast for economic growth.

The Fed began to “normalize” its balance sheet earlier in this reporting period. Reductions of $10 billion a month began in October 2017 and the January 2018 reduction was $18 billion. The Fed expects reductions to reach $50 billion a month by year-end 2018.

The FOMC left interest rates unchanged at Janet Yellen’s final meeting as chair on January 31, 2018. The FOMC said it expected the rate of inflation “to move up this year” and stabilize around its 2% objective “over the medium term.” Also late in January, the U.S. Senate confirmed Jerome Powell as Ms. Yellen’s successor as Fed chair. Mr. Powell, who was nominated by President Trump in November 2017, has been a member of the Fed Board of Governors since 2012.

We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

During this reporting period, the muni market’s reactions to the Fed’s announcements did not appear to be especially significant or lasting. This Fund’s portfolio managers do not adjust their investment style in response to Fed actions.

Late in the reporting period, President Donald J. Trump signed the Tax Cuts and Jobs Act of 2017. The top federal income tax rate for 2018 was lowered to 37%, from 39.6%. Although it had been targeted for elimination, the federal tax exemption on the net investment income generated by muni bonds and muni bond funds remained intact. Additionally, this income will continue to be exempt from the 3.8% tax on unearned income that applies to the income generated by investments in other asset classes. The maximum deduction for state and local income taxes, property taxes, and sales taxes was set at $10,000, providing investors with greater incentives to seek tax-free income. Any increase in demand for municipal securities would benefit existing muni market investors.

At the end of this reporting period, the ICE BofA Merrill Lynch AAA Municipal Securities Index – the AAA subset of the broader ICE BofA Merrill Lynch US Municipal Securities Index – yielded 2.24%, 49 basis points higher than at the reporting period’s outset.

The high-grade muni yield curve and the Treasury yield curve both rose and flattened during this reporting period, and the yield changes were greatest at the short end of the curves. At the end of this reporting period, the muni yield curve was slightly steeper than it had been in December 2017, when it was at its flattest since late 2007. Flatter yield curves provide investors with fewer incentives to purchase longer-maturity bonds and

4        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

typically reflect expectations of rising interest rates.

On a nominal basis, yields on Treasuries with maturities of 10 years and less were higher than municipal yields with comparable maturities as of January 31, 2018. Nonetheless, a muni bond would provide more yield on an after-tax basis than a Treasury security with the same maturity for any investor in the three highest federal tax brackets. Treasury bonds are backed by the full faith and credit of the U.S. government.

This reporting period was also characterized by credit spread tightening, which occurs when the difference between yields on low-rated municipal bonds and higher-rated bonds decreases. As credit spreads tighten, investments in BBB-rated, lower-rated, and unrated securities typically outperform municipal securities with higher credit ratings.

In his 16th and final year as governor, Gov. Jerry Brown proposed a $190.3 spending plan in January 2018 for the fiscal year ending June 30, 2019. The centerpiece of the plan is a $5 billion addition to the state’s rainy day fund, which Gov. Brown championed with a 2014 ballot initiative to steady California’s boom and bust finances. The plan seeks to accelerate funding for the Local Control Funding law by $3 billion and will use new gas tax revenue to fund $4.6 billion in new transportation projects.

The proposed spending plan did not take into account revenue of $600 million that the state expects to collect from new cannabis taxes in the coming year. On January 1, 2018, it became legal to grow, distribute, and sell recreational marijuana in the state. With federally insured banks refusing to handle cannabis transactions because the federal government still considers it to be an illegal drug, the state treasurer’s office is investigating the possibility of creating a state bank to provide the industry with banking services. By 2021, the state is projected to collect more than $1.4 billion annually in taxes on recreational marijuana sales.

Construction is taking place for a $1.6 billion midfield passenger terminal at LAX airport that will have a dozen gates. Scheduled to be finished in late 2019, the new terminal will help accommodate growth and reduce the use of the airport’s outdoor gates. The 750,000-square-foot terminal will also include a state-of-the-art baggage system, retail space, dining concessions and lounges. Officials estimate that construction will provide about 6,000 jobs, with several hundred permanent jobs.

In late August 2017, the State of California issued $2.5 billion in general obligation (G.O.) bonds. Projects to be financed include housing and emergency shelters, children’s hospitals, public education facilities, and high-speed rail. A portion of this issuance was used to pre-refund outstanding bonds. In a pre-refunding, new securities with lower coupon rates are sold by a municipality to pay off debt with a higher coupon; the proceeds from the new issuance are escrowed in U.S.

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Treasury bonds and earmarked to pay off the previously issued debt.

From October 2017 through January 2018, devastating fires and resulting mud slides claimed more lives than any fire in the state’s history, and the economic toll was predicted to climb to $85 billion. This figure includes the cost to contain and fight the fires; the loss in tax revenue from businesses no longer operating, including the vineyards; and the reduction in individual income tax collections related to lost jobs. Firefighting and other disasters cost the state more than $900 million.

Construction continues in many parts of the state for the high-speed rail line that will connect Los Angeles to San Francisco. Despite lawsuits, a high cost of $64 billion, and political challenges, passenger service between San Jose and Bakersfield is expected as soon as 2025 with final completion by 2029.

As of January 31, 2018, California’s G.O. bonds were rated Aa3 by Moody’s Investors Service and AA-minus by S&P Global (S&P) and Fitch Ratings. G.O.s are backed by the full faith and taxing authority of the state or local government that issues them.

The Commonwealth of Puerto Rico remained in the headlines throughout this reporting period, and more detailed information about the developments discussed below can be found on our online PR Roundup (oppenheimerfunds.com/puerto-rico).

At the end of the reporting period, many of the Commonwealth’s residents were still without power and/or potable water in the aftermath of Hurricane Maria, which battered the island in late September and caused extensive structural damage.

Scores of U.S. military and medical personnel were deployed to deal with the territory’s immediate needs, and government officials, already under scrutiny because of decisions regarding Puerto Rico’s debt, were soon embroiled in new storm-related controversies.

The administration of Gov. Ricardo Rosselló Nevares repeatedly voiced concerns this reporting period about the Commonwealth’s weakening cash position. Nonetheless, an offer designed to provide immediate financial relief to PREPA (Puerto Rico’s electric utility authority) and help it qualify for matching funds from FEMA (the Federal Emergency Management Agency) was rejected. The offer – from a creditors’ group that included Oppenheimer Rochester – would have given PREPA a loan of $1 billion in the form of debtor in possession notes (DIPs). In addition, creditors would have had the right to exchange up to $1 billion of existing bonds for $850 million of additional DIP notes, enabling PREPA to cancel up to $150 million of existing debt. “We sincerely believed our loan would have helped PREPA finance its recovery and rebuilding efforts as quickly as possible,” the bondholders’ financial advisor said at the time.

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The Rochester Portfolio Managers

Scott Cottier, CFA	Troy Willis, JD, CFA	Mark DeMitry, CFA	Michael Camarella, CFA
Team Leader and	Team Leader and	Senior Portfolio
Senior Portfolio	Senior Portfolio	Manager	Senior Portfolio
Manager	Manager		Manager

Charlie Pulire, CFA Senior Portfolio Manager	Elizabeth Mossow, CFA Senior Portfolio Manager

Puerto Rico did not make debt payments on its G.O. securities during this reporting period, despite a requirement in the Commonwealth’s Constitution that general fund revenues be used to pay G.O. debt service ahead of any other government expense. The legal protections for our G.O. holdings have not yet been tested before a court.

As long-time investors know, the portfolio management team has worked for many years to reach negotiated settlements with various issuers in Puerto Rico. In May 2017, before the start of this reporting period, the federal oversight board commenced proceedings under Title III of PROMESA, (the Puerto Rico Oversight, Management and Economic Stability Act) similar to a Chapter 9 bankruptcy, for the Commonwealth, the Puerto Rico Sales Tax Financing Corporation (issuer of COFINA bonds), the Highway and Transportation Authority (PRHTA), and the Employee Retirement System. According to PROMESA, the government of Puerto Rico

7        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

The Rochester Credit Research Team

Rich Stein, CFA Director of Credit Research	Chris Weiler, CFA Senior Credit Analyst	Bob Bertucci, CFA Senior Credit Analyst	Angela Uttaro Senior Credit Analyst

Matt Torpey, CFA Senior Credit Analyst	Rene Vecka, CFA Senior Credit Analyst	Jon Hagen, CFA Senior Credit Analyst	Alen Kreso, CFA Senior Credit Analyst

Chris Meteyer, CFA Senior Credit Analyst	Clara Sanguinetti Credit Analyst	Chad Osterhout Credit Analyst

8        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

must develop a new fiscal plan that includes methods to access capital markets, develop and enact budgets and legislation that conform to the fiscal plan, and deliver audited financial results in a timely fashion in order to take advantage of certain of the law’s provisions.

In Title III, the unresolved issues among debtors and creditors proceed along separate tracks: mediation and litigation. Protracted litigation remains a very real possibility. The Title III proceedings are being overseen by U.S. District Judge Laura Taylor Swain, who was selected by the Chief Justice of the U.S. Supreme Court, John Roberts. The filing of the Title III proceedings has temporarily halted litigation against some Puerto Rican issuers.

Also in May 2017, debt payments on COFINA bonds, which are backed by the sales and use tax, were temporarily suspended by Judge Swain, pending the resolution of the proper application of funds among COFINA bondholders. The COFINA trustee reported that the bonds’ debt-service account held nearly $904 million in December 2017 and $1.02 billion in mid-January 2018. Note: In a filing dated February 9, 2018, the trustee reported a balance of $1.14 billion.

Investors should note that several Puerto Rico issuers remained current in their payments during the year: PRASA (Puerto Rico’s aqueduct and sewer authority), the University of Puerto Rico, the Municipal Finance Agency,

and the Children’s Trust, which is responsible for payments on the tobacco bonds backed by

Puerto Rico’s share of the proceeds from the 1997 Master Settlement Agreement (MSA).

In August 2017, the Puerto Rico Legislature and the federal oversight board approved a budget for fiscal year 2018 and announced plans to conduct a “comprehensive investigation” of the Commonwealth’s debt. Also in August, the Commonwealth’s Supreme Court denied the governor’s request to keep his initial draft budget and other documents under wraps.

For fiscal year 2017, which ended June 30, 2017, general fund net revenues exceeded estimates by 2.6% (or $235 million), which Puerto Rico’s Treasury Secretary called “a significant fiscal accomplishment.”

The work of the oversight board and Title III proceedings were temporarily halted in September 2017 while the government of Puerto Rico focused on its immediate needs in the aftermath of Hurricanes Irma and Maria. The deadlines for providing information to the board and for the approval of the fiscal plan were extended into 2018.

In the latter half of this reporting period, the oversight board, the Rosselló administration, and owners of Puerto Rico debt remained at odds about the extent of the board’s authority. Representatives of the oversight board, the government, and the bondholders also appeared at Congressional hearings during this time period.

9        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

In late December 2017, Puerto Rico announced that it had found an additional $5 billion deposited in more than 800 government accounts, bringing the total to nearly $6.9 billion. At one point, the government said it would run out of money by December 1; on that date, however, it reported a cash position of $1.73 billion. Earlier in this reporting period, government officials reported a June 30, 2017 cash position that was $1.5 billion higher than Judge Swain had been told it would be. While the governor has complained about the “incorrect figures” that the oversight board used during the Congressional hearings, the government has yet to release audited financials for fiscal years 2015 through 2017.

In January 2018, creditors raised concerns about a plan to loan $1.3 billion to PREPA and the government’s proposal to privatize PREPA, among other issues; the investment firm Aurelius Capital argued in court that PROMESA itself was unconstitutional; and the oversight board and creditors found the governor’s new fiscal plan to be lacking. The plan, which was released January 24, 2018, anticipates 4 years of budget gaps, assumes at least $35 billion in federal hurricane aid from FEMA, increases payroll and operating expenses while projecting a sizable decline in population, proposes to reduce the Sales and Use Tax on some transactions and to eliminate it entirely for commercial transactions, and fails to allocate any money to debt payments. In response to the oversight board’s request for a revised plan, the administration submitted a new draft budget with the disclaimer that “the Government has had to rely upon preliminary information and unaudited financials for 2015, 2016, and 2017 in addition to the inherent complexities resulting from a prolonged period of lack of financial transparency.”

The new federal budget proposal included an additional $11 billion in disaster relief for Puerto Rico and the U.S. Virgin Islands; the governor of Puerto Rico had requested close to $95 billion. FEMA and the U.S. Department of the Treasury established a program to provide low-interest-rate loans of up to $5 million to every Puerto Rico municipality willing to pledge collateral.

Recovery efforts have continued to be slow relative to other storm-ravaged geographies. Electrical rescue crews were brought to the island by FEMA but their work was hampered by an equipment shortage. In January, “critical materials” were discovered in warehouses by FEMA and U.S. Army Corps of Engineers personnel, who accused PREPA of “hoarding.”

Developments after January 31: In early February 2018, the oversight board told Gov. Rosselló to revise the fiscal plans for the central government, PREPA, and PRASA by February 12, saying that they did not comply with PROMESA. The revised plan for the Commonwealth called for tax reductions and anticipated an accumulated surplus of $3.4 billion by fiscal year 2023. The plan used various state debt metrics to suggest that Puerto Rico has an “unsustainable” debt

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portfolio but it failed to address the fact that Puerto Ricans who live on the island are not subject to federal income tax, rendering the comparisons invalid. Like its predecessors, the plan relied on financial data that has yet to be audited or released to the public. The oversight board has said that it expects to certify the plans by March 30.

The government’s proposal to loan $1 billion to PREPA was rejected by Judge Swain in mid-February. The electric utility contended that it would have to start cutting off power (to those fortunate enough to have it) without the loan. The judge said that the parties could submit another petition, but the Commonwealth’s payments could not be senior to other creditors and that the loan could not exceed $300 million and had to be unsecured.

Late in the month, the oversight board extended the deadline for the government’s fiscal plan for fiscal year 2019. The oversight board set a mid-April due date and said that the new plan must demonstrate “consistency with historical actual expenditures.” In the state of the Commonwealth speech, the governor promised to increase salaries, reduce taxes, and protect pensions; his assertion that the oversight board had endorsed the plan to maintain pensions was contradicted by the executive director of the oversight board, Natalie Jaresko, and later walked back. Ms. Jaresko, meanwhile, reportedly asked for a significant tuition hike at the University of Puerto Rico but walked back that claim, citing “bad communication.” Meanwhile, several organizations, including the Hispanic Leadership Fund, called for Ms. Jaresko’s dismissal, citing her annual salary ($625,000) and her refusal to define the “essential services” mentioned in various fiscal plans.

The disputes continued to mount as the 6-month anniversary of Maria approached. New criticism arose in the Puerto Rico House about the government’s analysis – the chairman of the finance committee called it “practically elementary school” – and about how much is being spent on lawyers and advisors. The governor complained that the U.S. Treasury loan was being delayed. The Commonwealth’s energy commission challenged the oversight board’s efforts to make decisions about PREPA, and creditors sought to stop the governor from “effectively eliminating” the energy commission. Meanwhile, the governor criticized the work of the U.S. Army Corps of Engineers and continued to advocate for the privatization of PREPA.

FUND PERFORMANCE

Oppenheimer Rochester California Municipal Fund held more than 470 securities as of January 31, 2018. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

During this reporting period, a rally in U.S. equities and persistent low interest rates put pressure on the dividends of many fixed

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income investments. This Fund’s Class A dividend, which was 3.2 cents per share at the outset of this reporting period, was reduced to 2.8 cents per share beginning with the September 2017 payout, and to 2.6 cents per share beginning with the December 2017 payout. In all, the Fund distributed 16.8 cents per Class A share this reporting period. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions.

While this Fund is managed to deliver competitive levels of tax-free income and yield-driven total returns over the long term, market conditions can at times cause it to underperform the overall market and its own benchmark, the Bloomberg Barclays Municipal Bond Index; that was the case this reporting period. As noted earlier, the Fund had a highly competitive distribution yield at NAV and an attractive taxable equivalent yield. The value of the team’s approach to investing in bonds from a wide variety of sectors was evident this reporting period, as many sectors delivered strong performance.

Seven of the Fund’s 10 largest sectors were among the 10 strongest performers this reporting period. Tobacco bonds constituted the Fund’s largest sector as of January 31, 2018, and the sector was the Fund’s strongest for the reporting period. These high-yielding securities are backed by proceeds from the landmark 1998 Master Settlement Agreement (MSA).

Other strong performers were the Fund’s fourth- through ninth-largest sectors: water utilities, Special Tax, hospital/healthcare, marine/aviation facilities, and tax increment financing (TIF), respectively.

Research-based security selection continued to be a factor in the strong performance of these sectors. The water utilities sector was the seventh strongest this reporting period and consists of bonds invested in municipal water authorities throughout the U.S. Securities in the Special Tax sector, the Fund’s second strongest contributor to performance, are backed by various taxes. As of January 31, 2018, this sector included one bond issued in the Commonwealth of Puerto Rico and three issued in the U.S. Virgin Islands.

Most of the securities in the hospital/ healthcare sector, the Fund’s fifth strongest, are investment grade, though the Fund also invests across the credit spectrum in this sector; one of the Fund’s holdings in this sector was issued in Puerto Rico. The marine/ aviation facilities sector, which included two bonds issued in Guam (both insured) and two issued in the Northern Mariana Islands, was the sixth strongest performer this reporting period; bonds in this sector are typically high-grade investments backed by valuable collateral. The investment-grade bonds we hold in the higher education sector, four of which were invested in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest; the sector was the Fund’s 10th

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strongest performer this reporting period. The TIF sector was the Fund’s third strongest performer this reporting period. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

Eight sectors detracted from the Fund’s total return during the reporting period. Securities in the G.O. sector (the Fund’s second largest), the municipal leases sector (the eleventh largest), the sales tax revenue sector (the thirteenth largest), the sewer utilities sector (the fourteenth largest), and the small energy equipment and services sector (the twenty-first largest) as well as PREPA bonds, which are included in the electric utilities sector (the Fund’s tenth largest), were adversely affected by developments in Puerto Rico, as discussed above. Also detracting from the Fund’s performance were the U.S. government obligations sector (the Fund’s third largest), which includes securities that have been pre-refunded, and the single-family housing sector (the nineteenth largest).

In aggregate, the Fund’s substantial investments in securities issued in the Commonwealth of Puerto Rico detracted from performance this reporting period. (As discussed above, the Commonwealth continued to experience significant financial difficulties this reporting period; the Fund’s current dividend distribution calculations reflect adjustments based on the failure of various Commonwealth issuers to make their debt-service payments on time and in full.) The securities are exempt from federal, state, and local income taxes, and the Fund’s holdings include the aforementioned bonds and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways, and education, among other entities.

Investors should note that some of this Fund’s investments in securities issued in Guam and Puerto Rico are insured. A complete listing of securities held by this Fund can be found in this report’s Statement of Investments.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds, and this Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities. Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings.

While market conditions can and do fluctuate, the Fund’s portfolio management team adheres to a consistent investment approach based on its belief that tax-free yield can help

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investors achieve their long-term financial objectives. The team does not manage its funds based on predictions of interest rate changes. Further details about the Rochester team’s investment approach can be found on our landing page, oppenheimerfunds.com/rochesterway.

In closing, we believe that the structure and sector composition of this Fund and the team’s use of time-tested strategies will continue to benefit fixed income investors through interest rate and economic cycles.

Scott S. Cottier, CFA Senior Vice President, Senior Portfolio Manager and Team Leader

Troy E. Willis, CFA, J.D. Senior Vice President, Senior Portfolio Manager and Team Leader

On behalf of the rest of the Rochester portfolio management team: Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

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Top Holdings and Allocations

TOP TEN CATEGORIES

Tobacco Master Settlement Agreement	13.5%
General Obligation	13.2
U.S. Government Obligations	10.9
Water Utilities	9.8
Special Tax	8.9
Hospital/Healthcare	6.7
Marine/Aviation Facilities	5.7
Higher Education	5.2
Tax Increment Financing (TIF)	4.3
Electric Utilities	3.2

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2018 and are based on total assets.

CREDIT ALLOCATION

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	11.1%	2.6%	13.7%
AA	37.0	0.0	37.0
A	10.3	0.9	11.2
BBB	7.3	9.0	16.3
BB or lower	10.9	10.9	21.8
Total	76.6%	23.4%	100.0%

The percentages above are based on the market value of the securities as of January 31, 2018 and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as S&P Global Ratings (S&P). For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A, and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

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Performance

DISTRIBUTION YIELDS

As of 1/31/18

	Without Sales Charge	With Sales Charge
Class A	3.81%	3.63%
Class B	3.17	N/A
Class C	3.25	N/A
Class Y	3.99	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	2.37%
Class B	1.64
Class C	1.72
Class Y	2.73

TAXABLE EQUIVALENT YIELDS

As of 1/31/18
Class A	4.88%
Class B	3.37
Class C	3.54
Class Y	5.62

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 1/31/18
Class A	2.36%
Class B	1.64
Class C	1.72
Class Y	2.73

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-2.03%	3.58%	3.62%	3.89%	5.49%
Class B (OCABX)	5/3/93	-2.42	2.77	2.80	3.36	4.51
Class C (OCACX)	11/1/95	-2.30	2.82	2.85	3.10	3.84
Class Y (OCAYX)	11/29/10	-1.91	3.83	3.87	N/A	6.81

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPCAX)	11/3/88	-6.69%	-1.34%	2.62%	3.39%	5.32%
Class B (OCABX)	5/3/93	-7.22	-2.18	2.47	3.36	4.51
Class C (OCACX)	11/1/95	-3.26	1.83	2.85	3.10	3.84
Class Y (OCAYX)	11/29/10	-1.91	3.83	3.87	N/A	6.81

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares

16        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

The Fund’s performance is compared to the performance of the Bloomberg Barclays Municipal Bond Index, an index of a broad range of investment-grade municipal bonds that measures the performance of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses, or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.026 for the 23-day accrual period ended January 23, 2018. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value (NAV) on January 23, 2018; for the yield with charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C, and Y are annualized based on dividends of $0.0216, $0.0221, and $0.0272, respectively, for the 23-day accrual period ended January 23, 2018 and on the corresponding net asset values on that date.

Standardized yield (Class A shares) is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended January 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended January 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The average 12-month distribution yield in Lipper’s California Municipal Debt Funds category was calculated based on the distributions and the final net asset values (NAVs) of the reporting period for the funds in each category. The 12-month distribution yield is the sum of a fund’s total interest and dividend payments for the trailing 12 months divided by the sum of the share price (at NAV) on January 31, 2018 and any capital gains distributed over the same period. The calculation included 115 NAVs, one for each class of each fund in the category; a fund can have up to 4 classes. Lipper yields do not include sales charges, which – if included – would reduce results.

Taxable equivalent yield is based on the standardized yield and the 2017 top federal and California tax rate of 51.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax; distributions may also increase an investor’s exposure to the alternative minimum tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

17        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The ICE BofA Merrill Lynch AAA Municipal Securities index is the AAA subset of the ICE BofA Merrill Lynch US Municipal Securities Index, which tracks the performance of dollar-denominated, investment-grade, tax-exempt debt issued by U.S. states and territories and their political subdivisions; index constituents are weighted based on capitalization, and accrued interest is calculated assuming next-day settlement.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on January 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Shares of Oppenheimer Master Inflation Protected Securities Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

18        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

19        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2017	Ending Account Value January 31, 2018	Expenses Paid During 6 Months Ended January 31, 2018
Class A	$ 1,000.00	$ 979.70	$ 5.55
Class B	1,000.00	975.80	9.46
Class C	1,000.00	977.00	9.36
Class Y	1,000.00	980.90	4.35

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.61	5.67
Class B	1,000.00	1,015.68	9.65
Class C	1,000.00	1,015.78	9.55
Class Y	1,000.00	1,020.82	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.11%
Class B	1.89
Class C	1.87
Class Y	0.87

20        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 31, 2018 Unaudited

Principal Amount		Coupon		Maturity	Value
Municipal Bonds and Notes—111.9%
California—103.7%
$1,000,000	Adelanto, CA Community Facilities District Special Tax No. 2006-2[1]	5.000%		09/01/2045	$1,074,960
2,675,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.250		09/01/2026	2,678,772
1,690,000	Adelanto, CA Elementary School District Community Facilities District No. 1[1]	5.400		09/01/2036	1,691,420
30,000	Adelanto, CA Improvement Agency, Series B1	5.500		12/01/2023	30,029
1,455,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2024	1,493,936
5,710,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2039	5,765,901
2,000,000	Adelanto, CA Public Utility Authority[1]	5.000		07/01/2039	2,261,060
6,620,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039	7,111,072
1,345,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.500		01/01/2030	1,483,347
1,000,000	Alhambra, CA (Atherton Baptist Homes)[1]	7.625		01/01/2040	1,114,310
1,350,000	Anaheim, CA Public Financing Authority[1]	5.000		05/01/2034	1,549,084
7,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250		10/01/2039	7,306,950
3,000,000	Anaheim, CA Public Financing Authority (Anaheim Electric System Distribution)[2]	5.250		10/01/2039	3,131,550
25,000	Apple Valley, CA Redevel. Agency Tax Allocation[1]	5.000		06/01/2032	25,001
600,000	Arvin, CA Community Redevel. Agency Tax Allocation[1]	6.500		09/01/2038	602,904
1,250,000	Atwater, CA Wastewater[1]	5.000		05/01/2040	1,425,587
1,300,000	Atwater, CA Wastewater[1]	5.000		05/01/2043	1,479,270
775,000	Azusa, CA Special Tax Community Facilities District No. 05-1[1,3]	5.000		09/01/2021	786,354
415,000	Bakersfield, CA Improvement Bond Act 1915	5.350		09/02/2022	352,397
1,130,000	Bakersfield, CA Improvement Bond Act 1915	5.400		09/02/2025	956,714
1,250,000	Bakersfield, CA Improvement Bond Act 1915[1]	7.375		09/02/2028	1,256,125
750,000	Beaumont, CA Financing Authority, Series A1	5.000		09/01/2036	810,112
115,000	Beaumont, CA Financing Authority, Series A1	5.125		09/01/2028	125,641
120,000	Beaumont, CA Financing Authority, Series A1	5.250		09/01/2029	131,311
250,000	Beaumont, CA Financing Authority, Series A1	5.625		09/01/2032	275,520
4,410,000	Beaumont, CA Financing Authority, Series A1	5.875		09/01/2042	4,867,273
1,500,000	Beaumont, CA Financing Authority, Series A1	6.375		09/01/2042	1,685,805
5,000	Beaumont, CA Financing Authority, Series A1	7.000		09/01/2023	5,007
1,560,000	Beaumont, CA Financing Authority, Series B1	5.000		09/01/2025	1,752,832
635,000	Beaumont, CA Financing Authority, Series B1	5.000		09/01/2034	681,222
500,000	Blythe, CA Community Facilities District Special Tax (Hidden Beaches)[1]	5.300		09/01/2035	505,370
1,000,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	5.000		05/01/2038	1,074,960
2,170,000	Blythe, CA Redevel. Agency (Redevel. Project No. 1 Tax Allocation)[1]	9.750		05/01/2038	2,572,383
1,010,000	Brea, CA Redevel. Agency	6.591	[4]	08/01/2031	446,491
2,930,000	Brea, CA Redevel. Agency	6.675	[4]	08/01/2032	1,196,143
2,300,000	Brea, CA Redevel. Agency	6.830	[4]	08/01/2033	861,465
5,000,000	Brea, CA Redevel. Agency	6.869	[4]	08/01/2034	1,719,500

21        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$60,000	Butte County, CA Hsg. Authority (Affordable Hsg. Pool)[1]	7.000%		10/01/2020	$60,256
3,000,000	CA ABAG Finance Authority for NonProfit Corporations (Casa De Las Campanas)[1]	6.000		09/01/2037	3,321,090
25,000	CA ABAG Finance Authority for NonProfit Corporations COP (Palo Alto Gardens Apartments)[1]	5.350		10/01/2029	25,032
45,000	CA Affordable Hsg. Agency (Merced County Hsg. Authority)[1]	6.000		01/01/2023	44,870
15,000	CA Bay Area Governments Association[1]	4.125		09/01/2019	15,024
2,845,000	CA Communities Transportation Revenue COP[1]	6.000		06/01/2042	3,263,784
3,735,000	CA County Tobacco Securitization Agency	4.461	[4]	06/01/2033	1,469,125
82,110,000	CA County Tobacco Securitization Agency	5.305	[4]	06/01/2046	11,787,712
45,600,000	CA County Tobacco Securitization Agency	5.368	[4]	06/01/2057	1,291,848
39,700,000	CA County Tobacco Securitization Agency	5.746	[4]	06/01/2057	1,235,464
55,250,000	CA County Tobacco Securitization Agency	6.045	[4]	06/01/2057	1,075,717
51,500,000	CA County Tobacco Securitization Agency	6.695	[4]	06/01/2057	1,209,220
71,700,000	CA County Tobacco Securitization Agency	6.998	[4]	06/01/2055	3,686,814
320,360,000	CA County Tobacco Securitization Agency	7.548	[4]	06/01/2055	14,374,553
309,500,000	CA County Tobacco Securitization Agency	8.248	[4]	06/01/2055	14,038,920
850,000	CA County Tobacco Securitization Agency (TASC)[1]	5.100	[5]	06/01/2028	850,297
3,725,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038	3,725,149
2,085,000	CA County Tobacco Securitization Agency (TASC)[1]	5.750		06/01/2029	2,109,457
12,090,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035	12,224,320
1,780,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043	1,807,501
10,835,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2035	10,841,826
18,320,000	CA County Tobacco Securitization Agency (TASC)[1]	6.000		06/01/2042	18,512,726
9,670,000	CA County Tobacco Securitization Agency (TASC)[1]	6.125		06/01/2038	9,671,450
66,800,000	CA County Tobacco Securitization Agency (TASC)	6.441	[4]	06/01/2046	6,780,868
12,525,000	CA Dept. of Water Resources (Center Valley)[1]	5.000		12/01/2031	15,035,887
9,710,000	CA Dept. of Water Resources (Center Valley)[2]	5.250		12/01/2035	10,694,448
290,000	CA Dept. of Water Resources (Center Valley)[2]	5.250		12/01/2035	319,402
3,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2046	3,445,530
5,000,000	CA Educational Facilities Authority (Pepperdine University)[1]	5.000		10/01/2049	5,730,850
615,000	CA Educational Facilities Authority (University of San Francisco)[1]	6.125		10/01/2036	712,201
635,000	CA Educational Facilities Authority (University of San Francisco)[1]	6.125		10/01/2036	731,691
2,500,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031	2,700,475
5,190,000	CA GO1	5.000		12/01/2031	5,965,645
13,000,000	CA GO1	5.000		09/01/2032	15,308,800
25,150,000	CA GO2	5.000		09/01/2034	29,183,520
10,000,000	CA GO1	5.000		08/01/2036	11,579,700
3,550,000	CA GO1	5.000		02/01/2038	3,934,110
35,000	CA GO1	5.250		06/01/2021	35,462
5,000	CA GO1	5.500		10/01/2022	5,035
5,000	CA GO1	5.750		05/01/2030	5,019

22        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,500,000	CA GO1	6.000%	03/01/2033	$1,637,415
30,000	CA GO1	6.250	10/01/2019	30,234
100,000	CA GO1	6.250	10/01/2019	100,780
5,000,000	CA GO1	6.500	04/01/2033	5,281,250
2,500,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.000	06/01/2040	2,871,050
3,060,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.750	06/01/2047	3,089,192
2,030,000	CA Health Facilities Financing Authority (Community Programs for Persons with Developmental Disabilities)[1]	6.250	02/01/2026	2,291,789
10,505,000	CA Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford)[1]	5.000	11/15/2056	11,997,130
14,215,000	CA Health Facilities Financing Authority (Providence Health & Service/Provident Health System-Oregon Obligated Group)[2]	5.500	10/01/2039	15,042,177
160,000	CA Health Facilities Financing Authority (Providence Health System-Southern California)[1]	6.250	10/01/2028	165,226
13,500,000	CA Health Facilities Financing Authority (SHlth/ EMC/MPHS/PAMFHCR&E/SCHosp/SCVH/SEBH/ SGMF/SHSSR/SMF/SMCCV Obligated Group)[2]	5.250	08/15/2031	14,949,698
4,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000	11/15/2046	4,593,720
10,000,000	CA Health Facilities Financing Authority (SHlth/ SBH/SVNA&H/SVMF/SVlyH/SCHosp/SEBH/SBMF Obligated Group)[1]	5.000	11/15/2048	11,565,400
5,000,000	CA Health Facilities Financing Authority (SJHS/ SJHCN/SJHE/SJHO Obligated Group)[1]	5.750	07/01/2039	5,280,200
885,000	CA Independent Cities Finance Authority Mobile Home Park (Hacienda Valley Estates)[1]	5.000	11/15/2034	974,633
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Lamplighter Salinas)[1]	6.250	07/15/2045	1,081,710
1,000,000	CA Independent Cities Finance Authority Mobile Home Park (Rancho Del Sol & Grandview)[1]	5.500	05/15/2047	1,074,800
2,000,000	CA Infrastructure and Economic Devel. (AOMPAAS/TVSRF/AcadF/AFound/AMF Obligated Group)[1]	5.000	11/01/2041	2,248,940
65,000	CA M-S-R Public Power Agency (San Juan)[1]	6.000	07/01/2022	72,426
200,000	CA Municipal Finance Authority (Biola University)[1]	5.625	10/01/2023	205,710
515,000	CA Municipal Finance Authority (Caritas Acquisitions/Caritas Corp. Obligated Group)[1]	6.400	08/15/2045	567,087
250,000	CA Municipal Finance Authority (Casa Griffin Apts.)[1]	5.750	10/01/2034	257,992
3,750,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2034	4,236,525
4,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2035	4,512,360

23        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$2,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000%	02/01/2036	$2,251,200
1,000,000	CA Municipal Finance Authority (CHCC/FCHMC Obligated Group)[1]	5.000	02/01/2037	1,123,130
1,600,000	CA Municipal Finance Authority (Creative Center Lost Altos)[1]	4.500	11/01/2046	1,552,176
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	5.750	01/01/2033	1,153,940
1,000,000	CA Municipal Finance Authority (Emerson College)[1]	6.000	01/01/2042	1,163,370
500,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	5.750	01/01/2022	525,130
1,070,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.625	01/01/2032	1,153,492
2,135,000	CA Municipal Finance Authority (Goodwill Sacramento Valley & Northern Nevada)[1]	6.875	01/01/2042	2,308,640
1,500,000	CA Municipal Finance Authority (OCEAA)[1]	7.000	10/01/2039	1,510,425
1,750,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	5.875	05/15/2029	1,850,590
1,000,000	CA Municipal Finance Authority (Pilgrim Place Claremont)[1]	6.125	05/15/2039	1,060,650
600,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2031	682,542
1,250,000	CA Municipal Finance Authority (Southwestern Law School)[1]	6.500	11/01/2041	1,402,950
5,000,000	CA Municipal Finance Authority Mobile Home Park (Caritas Acquisitions)[1]	5.500	08/15/2047	5,442,400
1,200,000	CA Municipal Finance Authority Mobile Home Park (Caritas Affordable Housing)[1]	5.250	08/15/2039	1,313,496
2,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)	8.000	12/01/2027	2,004,140
4,000,000	CA Pollution Control Financing Authority (Aemerge Redpak Services Southern California)[1]	7.000	12/01/2027	3,927,240
1,425,000	CA Pollution Control Financing Authority (Calplant I)	7.500	07/01/2032	1,509,873
1,900,000	CA Pollution Control Financing Authority (Calplant I)	8.000	07/01/2039	2,086,941
2,795,000	CA Public Works[1]	5.750	03/01/2030	3,039,814
2,500,000	CA Public Works[1]	6.000	03/01/2035	2,731,725
365,000	CA Public Works[1]	6.125	11/01/2029	394,853
8,370,000	CA Public Works[1]	6.375	11/01/2034	9,090,573
95,000	CA Public Works[1]	6.625	11/01/2034	93,247
2,000,000	CA Public Works (California State Prisons)[1]	5.750	10/01/2031	2,268,940
900,000	CA Public Works (Dept. of Mental Health)[1]	5.000	11/01/2031	902,781
1,250,000	CA Public Works (Judicial Council)[1]	5.000	12/01/2031	1,380,775
125,000	CA Public Works (Trustees California State University)[1]	6.000	04/01/2027	131,762
11,905,000	CA Public Works Board[1]	4.000	04/01/2033	12,685,254

24        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,339,550	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6]	5.500%		08/01/2047	$857,312
215,973	CA Rural Home Mtg. Finance Authority (Single Family Mtg.)[6]	5.500		08/01/2047	73,431
3,000,000	CA School Finance Authority Charter School (High Tech High Learning)[1]	5.000		07/01/2049	3,272,670
1,000,000	CA School Finance Authority Charter School (SPSch/SPSchS/SPSchD Obligated Group)[1]	5.000		06/01/2053	1,077,990
1,250,000	CA School Finance Authority School Facility (Escuela Popular Del Pueblo)[1]	6.250		07/01/2037	1,258,750
870,000	CA School Finance Authority School Facility (Kipp LA Schools)[1]	5.000		07/01/2047	965,030
12,650,000	CA Silicon Valley Tobacco Securitization Authority	5.845	[4]	06/01/2047	1,611,484
100,000,000	CA Silicon Valley Tobacco Securitization Authority	6.702	[4]	06/01/2056	6,514,000
18,420,000	CA Silicon Valley Tobacco Securitization Authority	8.818	[4]	06/01/2036	6,586,255
21,465,000	CA Silicon Valley Tobacco Securitization Authority	9.044	[4]	06/01/2041	5,490,532
3,000,000	CA State University[1]	5.000		11/01/2028	3,597,750
10,000,000	CA State University[1]	5.000		11/01/2042	11,656,900
100,000	CA Statewide CDA	4.446	[4]	09/01/2028	47,335
100,000	CA Statewide CDA	5.078	[4]	09/01/2034	30,120
50,000	CA Statewide CDA[1]	6.750		09/01/2037	50,058
2,835,000	CA Statewide CDA (Cathedral City Heritage Park/ Glendale Heritage Park Obligated Group)[1]	5.200		06/01/2036	2,846,000
1,200,000	CA Statewide CDA (CHF-Irvine)[1]	5.000		05/15/2040	1,354,212
1,250,000	CA Statewide CDA (Enloe Medical Center)[1]	6.250		08/15/2033	1,283,150
1,375,000	CA Statewide CDA (Front Porch Communities & Services)[1]	5.000		04/01/2047	1,541,169
1,400,000	CA Statewide CDA (Guidance Charter School)[1]	6.500		07/01/2037	1,389,234
5,100,000	CA Statewide CDA (Guidance Charter School)[1]	6.750		07/01/2052	5,052,468
2,019,578	CA Statewide CDA (Microgy Holdings)[7]	9.000		12/01/2038	20
3,000,000	CA Statewide CDA (Orinda Wilder)[1]	5.000		09/01/2037	3,330,990
295,000	CA Statewide CDA (Rio Bravo)[1]	6.500		12/01/2018	294,982
2,960,000	CA Statewide CDA (Yucaipa Valley Water Reservoir)[1]	6.000		09/02/2044	2,942,210
2,000,000	CA Statewide CDA School Facilities (47th & Main)[1]	6.375		07/01/2047	2,213,540
80,000	CA Statewide CDA Special Tax Community Facilities District No. 97	3.872	[4]	09/01/2022	61,214
10,000	CA Statewide CDA Water[1]	7.000		07/01/2022	10,010
8,295,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	8,300,641
1,025,000	CA Statewide Financing Authority Tobacco Settlement (TASC)[1]	6.000		05/01/2037	1,025,697
1,320,000	CA Valley Sanitation District[1]	5.200		09/02/2030	1,325,135
2,500,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[6]	5.500		09/01/2036	1,100,000
2,325,000	Calexico, CA Community Facilities District No. 2005-1 Special Tax (Hearthstone)[6]	5.550		09/01/2036	1,046,250

25        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$35,000	Calexico, CA Community Redevel. Agency Tax Allocation (Central Business District & Residential Redevel.)[1]	7.250%	08/01/2033	$40,726
2,910,000	Camarillo, CA Community Devel. Commission (Camarillo Corridor)[1]	5.000	09/01/2032	3,307,244
25,000	Carlsbad, CA Improvement Bond Act 1915[1]	5.500	09/02/2028	25,371
100,000	Carson, CA Public Financing Authority (Remediation)[1]	6.500	10/01/2036	108,339
1,770,000	Castaic, CA Union School District Community Facilities District No. 92-1[1]	9.000	10/01/2019	1,781,947
1,100,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2034	1,241,790
865,000	Chino, CA Public Financing Authority[1]	5.000	09/01/2035	973,384
2,000,000	Chula Vista, CA Industrial Devel. (San Diego Gas & Electric Company)[1]	5.875	01/01/2034	2,116,700
1,060,000	Clovis, CA Wastewater[1]	5.250	08/01/2030	1,262,948
500,000	Clovis, CA Wastewater[1]	5.250	08/01/2031	593,850
675,000	Colton, CA Community Facilities District Special Tax[1]	7.500	09/01/2020	690,039
3,715,000	Compton, CA Community College District[1]	6.750	08/01/2034	4,009,042
3,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	3,067,740
1,000,000	Compton, CA Public Finance Authority[1]	5.250	09/01/2027	1,015,320
4,870,000	Corcoran, CA Hospital District[1]	8.000	08/01/2034	5,111,990
935,000	Corona, CA Community Facilities District (Buchanan Street)[1]	5.150	09/01/2036	925,977
110,000	Corona, CA Community Facilities District (Eagle Glen II)[1]	6.000	09/01/2031	110,597
50,000	Daly City, CA Hsg. Devel. Finance Agency (Franciscan Mobile Home Park)[1]	5.000	12/15/2037	50,097
925,000	Daly City, CA Hsg. Devel. Finance Agency (Third Tier Franciscan)[1]	6.500	12/15/2047	926,461
1,220,000	Dehesa, CA School District[1]	5.500	06/01/2044	1,429,450
1,855,000	Desert Hot Springs, CA Community Facilities District Special Tax[1]	6.375	09/01/2038	1,968,693
3,725,000	Desert Hot Springs, CA Redevel. Agency Tax Allocation[1]	7.375	09/01/2039	4,068,557
1,725,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000	06/01/2036	1,994,652
15,000,000	East Bay, CA Municipal Utility District (Water System)[2]	5.000	06/01/2036	16,196,250
865,000	Fairfield, CA Community Facilities District Special Tax (Fairfield Commons)1	6.875	09/01/2038	890,474
10,000	Fontana, CA Redevel. Agency (Jurupa Hills)[1]	5.500	10/01/2027	10,066
1,000,000	Fontana, CA Special Tax Community Facilities District No. 80[1]	5.000	09/01/2046	1,117,720
5,145,000	Grossmont, CA Union High School District[2]	5.500	08/01/2030	5,448,795
4,895,000	Grossmont, CA Union High School District[2]	5.500	08/01/2031	5,183,892
500,000	Hollister, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2032	543,280
1,600,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000	10/01/2030	1,825,104

26        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,305,000	Hollister, CA Redevel. Agency Tax Allocation (Hollister Community Devel.)[1]	5.000%	10/01/2032	$1,489,449
1,430,000	Imperial County, CA Community Facilities District No. 2004-2 Special Tax[1]	5.900	09/01/2037	1,450,249
2,635,000	Ione, CA Special Tax Community Facilities District 2005-2-A1	6.000	09/01/2036	2,650,283
630,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000	09/01/2032	680,450
335,000	Lake Elsinore, CA Public Financing Authority (Canyon Hills)[1]	5.000	09/01/2037	359,167
1,175,000	Lake Elsinore, CA Public Financing Authority (Villages Wasson Canyon)[1]	5.250	09/01/2038	1,248,508
1,275,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2005-7[1]	6.250	09/01/2040	1,318,337
1,100,000	Lake Elsinore, CA Unified School District Community Facilities District Special Tax No. 2006-6[1]	5.900	09/01/2037	1,104,114
420,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.000 [5]	09/01/2025	445,943
375,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.100 [5]	09/01/2026	398,595
885,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.150 [5]	09/01/2027	940,622
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.200 [5]	09/01/2028	1,061,470
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.250 [5]	09/01/2029	530,695
500,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.300 [5]	09/01/2030	530,875
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)[1]	5.375 [5]	09/01/2032	1,060,350
1,670,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875	08/01/2034	1,803,967
580,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875	08/01/2039	626,528
430,000	Lancaster, CA Redevel. Agency Tax Allocation (Comb Redevel.)[1]	6.875	08/01/2039	464,495
3,915,000	Lathrop, CA Special Tax Community Facilities District No. 03-2[1]	7.000	09/01/2033	3,926,902
1,000,000	Lennox, CA School District COP[1]	5.000	10/01/2034	1,101,040
100,000	Lincoln, CA Public Financing Authority[1]	5.000	09/01/2034	100,869
50,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500	11/15/2028	60,621
1,000,000	Long Beach, CA Bond Finance Authority Natural Gas[1]	5.500	11/15/2037	1,255,760
1,300,000	Long Beach, CA Harbor Revenue[1]	5.000	05/15/2037	1,500,187
5,000,000	Long Beach, CA Harbor Revenue[1]	5.000	05/15/2040	5,748,200
8,175,000	Long Beach, CA Unified School District[1]	5.000	08/01/2036	9,526,654

27        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
California (Continued)
$1,200,000	Los Alamitos, CA Unified School District COP[1]	0.000%[5]		08/01/2034	$1,084,224
3,250,000	Los Angeles, CA Community College District[1]	4.000		08/01/2035	3,472,495
6,045,000	Los Angeles, CA Community College District[1]	4.000		08/01/2036	6,443,486
5,605,000	Los Angeles, CA Community College District[1]	4.000		08/01/2037	5,955,537
2,090,000	Los Angeles, CA Community College District[1]	4.000		08/01/2038	2,215,442
10,000,000	Los Angeles, CA Community College District[1]	5.000		08/01/2031	11,706,400
2,075,000	Los Angeles, CA Community Devel. Agency (Adelante Eastside Redevel.)[1]	6.500		09/01/2039	2,240,398
4,365,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2033	4,947,640
5,795,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2034	6,552,291
1,500,000	Los Angeles, CA Dept. of Airports[1]	5.000		05/15/2042	1,695,090
14,210,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.250		05/15/2024	14,338,413
10,215,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[1]	5.375		05/15/2025	10,332,370
10,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2026	10,089,878
10,095,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	10,181,918
11,000,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport)[2]	5.375		05/15/2028	11,096,280
2,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2040	2,305,740
10,000,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2044	11,596,300
16,500,000	Los Angeles, CA Dept. of Water & Power[1]	5.000		07/01/2047	19,159,140
3,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2034	3,109,770
12,000,000	Los Angeles, CA Dept. of Water & Power[2]	5.375		07/01/2038	12,421,380
16,300,000	Los Angeles, CA Harbor Dept.[2]	5.250		08/01/2034	17,217,446
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.000		06/01/2029	2,076,260
2,000,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.250		06/01/2034	2,083,260
500,000	Los Angeles, CA Hsg. Auth. (Property Acquisition)[1]	6.375		06/01/2039	522,025
945,000	Los Angeles, CA IDA (Santee Court Parking Facility)	5.000		12/01/2020	939,037
11,655,000	Los Angeles, CA MTA, Series A1	5.000		06/01/2031	13,930,406
4,000,000	Los Angeles, CA Municipal Improvement Corp. (Real Property)[1]	6.000		09/01/2039	4,286,600
7,000,000	Los Angeles, CA Unified School District[1]	5.000		07/01/2040	8,009,260
85,000	Madera County, CA COP (Valley Children’s Hospital)[1]	5.750		03/15/2028	85,304
950,000	Martinez, CA Unified School District[1]	6.125	[5]	08/01/2035	1,192,259
1,750,000	McFarland, CA Unified School District[1]	5.500		11/01/2038	2,049,145
1,375,000	Mendota, CA Joint Powers Financing Authority Wastewater[1]	5.150		07/01/2035	1,340,982
1,000,000	Menifee, CA Union School District Special Tax[1]	5.000		09/01/2033	1,148,660
3,000,000	Montebello, CA Community Redevel. Agency (Montebello Hills Redevel.)[1]	8.100		03/01/2027	3,016,380
1,500,000	Montebello, CA Public Financing Authority (Montebello Hotel)[1]	5.000		12/01/2033	1,505,145
2,050,000	Moreno Valley, CA Unified School District Community Facilities District No. 2004-4[1]	5.000		09/01/2045	2,230,359

28        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$655,000	Murrieta, CA Community Facilities District Special Tax (Golden City)[1]	5.000%	09/01/2042	$723,696
1,500,000	Norco, CA Community Redevel. Agency[1]	5.000	03/01/2030	1,702,140
2,000,000	Norco, CA Community Redevel. Agency[1]	5.000	03/01/2032	2,256,320
2,000,000	Norco, CA Redevel. Agency Tax Allocation[1]	6.000	03/01/2036	2,183,220
4,115,000	Northern Humboldt, CA Union High School District[1]	5.000	08/01/2043	4,687,602
1,250,000	Northern Humboldt, CA Union High School District[1]	6.500	08/01/2034	1,457,512
2,000,000	Northern, CA Inyo County Local Hospital District[1]	6.375	12/01/2025	2,093,600
1,000,000	Oak Valley, CA Hospital District[1]	7.000	11/01/2035	1,038,160
10,000	Oakdale, CA Public Financing Authority Tax Allocation (Central City Redevel.)[1]	6.100	06/01/2027	10,097
1,000,000	Oakland, CA GO1	6.000	01/15/2034	1,044,260
250,000	Oakland, CA GO1	6.250	01/15/2039	261,652
250,000	Oakland, CA Unified School District[1]	6.500	08/01/2022	268,670
250,000	Oakland, CA Unified School District[1]	6.500	08/01/2023	268,670
250,000	Oakland, CA Unified School District[1]	6.500	08/01/2024	268,670
3,105,000	Olivehurst, CA Public Utilities District (Plumas Lake Community Facilities District)[1]	7.625	09/01/2038	3,184,736
1,640,000	Ontario, CA Improvement Bond Act 1915 Assessment District No. 108[1]	7.500	09/02/2020	1,697,794
1,350,000	Orange County, CA Community Facilities District (Esencia Village)[1]	5.000	08/15/2031	1,538,892
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2032	1,417,775
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2033	1,694,805
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000	06/01/2034	957,763
40,000	Palm Desert, CA Financing Authority[1]	5.000	08/01/2033	40,770
30,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.250	01/01/2022	30,102
90,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.450	07/01/2020	90,029
380,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	5.550	07/01/2028	377,610
250,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.400	07/01/2023	250,217
310,000	Palm Springs, CA Airport Passenger Facilities (Palm Springs International Airport)[1]	6.500	07/01/2027	310,192
445,000	Palm Springs, CA Community Redevel. Agency Tax Allocation[1]	5.000	09/01/2032	507,474
1,355,000	Palmdale, CA Community Facilities District Special Tax[1]	5.400	09/01/2035	1,371,030
5,625,000	Palmdale, CA Community Facilities District Special Tax[1]	6.125	09/01/2037	5,646,600
4,625,000	Palmdale, CA Community Facilities District Special Tax[1]	6.250	09/01/2035	4,644,934
5,000,000	Palomar, CA Health[1]	5.000	11/01/2039	5,489,500
235,000	Perris, CA Elementary School District[1]	6.000	08/01/2029	284,984
290,000	Perris, CA Elementary School District[1]	6.000	08/01/2030	350,909

29        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,000,000	Pixley, CA Union School District (Pixley Union Elementary School District)[1]	5.250%	08/01/2044	$1,152,960
55,000	Pomona, CA Public Financing Authority[1]	5.000	02/01/2030	55,181
1,305,000	Pomona, CA Public Financing Authority (Merfed Redevel.)[1]	5.250	02/01/2020	1,309,528
50,000	Pomona, CA Unified School District[1]	6.150	08/01/2030	58,768
1,990,000	Poway, CA Unified School District Public Financing Authority Special Tax[1]	5.000	09/01/2035	2,247,944
2,210,000	Rancho, CA Water District Financing Authority[1]	5.000	08/01/2028	2,250,730
2,790,000	Rancho, CA Water District Financing Authority[1]	5.000	08/01/2028	2,842,117
2,595,000	Rialto, CA Redevel. Agency (Merged Project Area)[1]	5.875	09/01/2033	2,658,344
5,000	Richgrove, CA School District[1]	6.375	07/01/2018	5,094
2,000,000	Richmond, CA Joint Powers Financing Authority (Civic Center)[1]	5.750	08/01/2029	2,113,740
2,500,000	Ridgecrest, CA Redevel. Agency (Ridgecrest Redevel.)[1]	6.250	06/30/2037	2,706,050
10,530,000	Rio Hondo, CA Community College District[1]	0.000 [5]	08/01/2042	10,830,632
3,000,000	Rio Vista, CA Community Facilities District Special Tax No. 2004-1[1]	5.850	09/01/2035	3,009,150
642,760	Riverbank, CA Redevel. Agency (Riverbank Reinvestment)[6]	5.000	08/01/2032	552,773
535,000	Riverside County, CA Community Facilities District Special Tax No. 07-2 (Clinton Keith)[1]	5.000	09/01/2045	590,207
1,000,000	Riverside County, CA Redevel. Agency[1]	7.125	10/01/2042	1,195,420
3,000,000	Riverside County, CA Redevel. Agency (Desert Communities)[1]	6.000	10/01/2037	3,354,510
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000 [5]	10/01/2027	1,157,370
1,000,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	0.000 [5]	10/01/2031	1,145,890
1,325,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.500	10/01/2025	1,537,133
1,200,000	Riverside County, CA Redevel. Agency (Jurupa Valley Redevel.)[1]	6.750	10/01/2030	1,404,540
7,500,000	Riverside County, CA Transportation Commission[1]	5.250	06/01/2039	8,834,400
1,050,000	Riverside, CA Special Tax Community Facilities District No. 92-1, Series A1	5.300	09/01/2034	1,052,058
1,000,000	Ross Valley, CA School District[1]	5.500	08/01/2041	1,112,990
40,000	Sacramento County, CA COP (Public Facilities)[1]	5.000	06/01/2029	40,111
1,130,000	Sacramento County, CA Hsg. Authority (Vintage Willow Creek Senior Apartments)[1]	5.250	06/01/2027	1,130,667
7,250,000	Sacramento, CA Area Flood Control Agency[1]	5.000	10/01/2041	8,390,715
1,735,000	Sacramento, CA City Financing Authority (North Natomas CFD No. 2)[1]	6.250	09/01/2023	1,780,179
1,290,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000	09/01/2032	1,430,507
1,200,000	Sacramento, CA Special Tax (North Natomas Community Facilities District No. 4)[1]	5.000	09/01/2033	1,325,640

30 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$1,600,000	San Bernardino County, CA Special Tax (Lytle Creek North)[1]	5.000%	09/01/2045	$1,740,768
1,375,000	San Bernardino, CA Joint Powers Financing Authority (Central City)[1]	5.750	07/01/2020	1,423,070
280,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2020	280,963
10,000	San Bernardino, CA Joint Powers Financing Authority (Police Station)[1]	5.500	09/01/2024	10,034
1,295,000	San Bernardino, CA Mountains Community Hospital District COP[1,3]	5.000	02/01/2027	1,295,440
3,235,000	San Bernardino, CA Mountains Community Hospital District COP[1]	5.000	02/01/2037	3,235,162
3,000,000	San Buenaventura, CA Community Memorial Health Systems[1]	8.000	12/01/2031	3,471,660
875,000	San Diego County, CA COP[1]	5.600	07/01/2038	890,540
6,095,000	San Diego County, CA Redevel. Agency (Gillespie Field)[1]	5.750	12/01/2032	6,106,581
10,000,000	San Diego County, CA Water Authority[1]	5.000	05/01/2033	11,868,700
10,000,000	San Diego County, CA Water Authority[1]	5.000	05/01/2034	11,836,000
10,125,000	San Diego County, CA Water Authority[1]	5.000	05/01/2037	11,876,929
3,000,000	San Diego, CA Hsg. Authority (Sorrento Tower Apartments)[1]	5.000	05/01/2029	3,190,890
1,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	07/01/2031	1,180,070
10,000,000	San Francisco, CA Bay Area Rapid Transit District[1]	5.000	08/01/2036	11,961,700
1,000,000	San Francisco, CA City & County Airports Commission[1]	5.000	05/01/2031	1,111,190
11,500,000	San Francisco, CA City & County Airports Commission (San Francisco International Airport)[1]	5.000	05/01/2046	12,927,380
15,000	San Francisco, CA City & County Airports Commission (SFO Fuel Company)[1]	5.250	01/01/2024	15,115
500,000	San Francisco, CA City & County Redevel. Agency (Mission Bay South Public Improvements) [1]	5.000	08/01/2031	552,635
2,000,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.) [1]	6.500	08/01/2039	2,150,920
400,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.) [1]	6.750	08/01/2033	461,068
500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.) [1]	7.000	08/01/2033	579,985
1,500,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay South Redevel.) [1]	6.625	08/01/2039	1,614,795
500,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.) [1]	6.500	08/01/2032	537,730
545,000	San Francisco, CA City & County Redevel. Financing Authority (San Francisco Redevel.) [1]	6.625	08/01/2039	587,129
1,000,000	San Gorgonio, CA Memorial Health Care District[1]	5.000	08/01/2032	1,120,400
250,000	San Jacinto, CA Unified School District Special Tax[1]	5.000	09/01/2043	274,095
25,000	San Jose, CA (Libraries, Parks & Public Safety)[1]	5.000	09/01/2032	25,074
1,000,000	San Jose, CA Airport[1]	5.000	03/01/2025	1,086,050

31        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
California (Continued)
$35,000	San Jose, CA Improvement Bond Act 1915[1]	5.875%	09/02/2023	$36,217
3,150,000	San Jose, CA Multifamily Hsg. (El Parador Apartments)[1]	6.200	01/01/2041	3,150,252
4,025,000	San Jose, CA Multifamily Hsg. (Fallen Leaves Apartments)[1]	5.100	12/01/2032	4,027,938
25,000	San Jose, CA Special Tax Community Facilities District No. 9 (Bailey Highway 101)[1]	6.600	09/01/2027	25,019
10,000,000	San Marcos, CA Unified School District[2]	5.250	08/01/2031	11,223,050
1,000,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	5.850	08/01/2031	1,001,060
2,070,000	Santa Clara County, CA Hsg. Authority (Rivertown Apartments)[1]	6.000	08/01/2041	2,071,801
3,000,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750	06/01/2026	3,408,450
8,395,000	Santa Cruz County, CA Redevel. Agency (Live Oak/Soquel Community)[1]	7.000	09/01/2036	9,120,328
1,750,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2036	1,988,805
2,600,000	Santa Monica, CA Redevel. Agency Tax Allocation (Earthquake Recovery Redevel.)[1]	5.875	07/01/2042	2,950,168
1,545,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	1,778,032
2,900,000	Saugus, CA Union School District Community Facilities District No. 2006[1]	11.625	09/01/2038	3,337,407
5,000,000	Sequoia, CA Unified High School District[1]	6.000	07/01/2043	5,728,000
1,720,000	Signal Hill, CA Redevel. Agency Tax Allocation[1]	7.000	10/01/2026	1,955,090
1,750,000	Solano County, CA Community College District[1]	5.000	08/01/2036	2,048,428
1,050,000	Solano County, CA Community College District[1]	5.000	08/01/2037	1,223,376
2,000,000	South Bayside, CA Waste Management Authority (Shoreway Environmental)[1]	6.000	09/01/2036	2,132,560
4,150,000	South El Monte, CA Improvement District[1]	5.000	08/01/2035	4,644,431
790,000	Southern CA Mono Health Care District[1]	5.000	08/01/2021	868,265
2,085,000	Southern CA Public Power Authority[1]	5.000	11/01/2033	2,486,237
13,000,000	Southern CA Public Power Authority[1]	5.000	07/01/2035	14,972,880
470,000	Southern CA Public Power Authority[1]	5.250	11/01/2022	532,228
50,000	Southern CA Public Power Authority[1]	5.250	11/01/2023	57,288
250,000	Southern CA Public Power Authority[1]	5.250	11/01/2026	294,245
205,000	Southern CA Public Power Authority Natural Gas[1]	5.000	11/01/2028	238,526
165,000	Southern CA Public Power Authority Natural Gas[1]	5.000	11/01/2029	193,001
2,255,000	Southern CA Public Power Authority Natural Gas[1]	5.250	11/01/2027	2,668,387
4,000,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000	06/01/2037	4,011,640
2,000,000	Stockton, CA Community Facilities District (Arch Road East No. 99-02)[1]	5.875	09/01/2037	2,000,060
225,000	Stockton, CA Public Financing Authority (Parking)[1]	5.125	09/01/2030	225,038
1,000,000	Stockton, CA Redevel. Agency[1]	5.000	09/01/2034	1,130,900
1,000,000	Susanville, CA Public Financing Authority (Utility Enterprises)[1]	5.500	06/01/2030	1,030,210

32 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon	Maturity	Value
California (Continued)
$3,000,000	Tahoe-Truckee, CA Unified School District[1]	5.000%	08/01/2039	$3,461,700
950,000	Tahoe-Truckee, CA Unified School District[1]	5.000	08/01/2041	1,094,657
3,000,000	Trinity County, CA COP[1]	8.500	01/15/2026	3,005,430
500,000	Tulare, CA Health Care District[1]	6.500	08/01/2026	526,415
375,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.125	09/01/2026	430,984
500,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	579,400
415,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.400	09/01/2032	480,902
425,000	Twentynine Palms, CA Redevel. Agency Tax Allocation (Four Corners)[1]	7.650	09/01/2042	503,515
12,325,000	University of California[1]	5.000	05/15/2036	14,495,186
15,000,000	University of California[2]	5.000	05/01/2038	17,179,108
12,840,000	University of California[2]	5.000	05/15/2038	14,705,316
5,000,000	University of California[1]	5.000	05/15/2042	5,818,250
1,030,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000	09/01/2029	1,125,141
1,080,000	Upland, CA Community Facilities District Special Tax (Improvement Area No. 2 Colonies San Antonio)[1]	5.000	09/01/2030	1,177,103
750,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.050	12/01/2026	750,878
1,595,000	Ventura County, CA Area Hsg. Authority (Mira Vista Senior Apartments)[1]	5.150	12/01/2031	1,596,914
1,000,000	Vernon, CA Electric System[1]	5.125	08/01/2033	1,100,710
4,000,000	Vernon, CA Electric System[1]	5.500	08/01/2041	4,421,320
65,000	Vernon, CA Redevel. Agency Tax Allocation[1]	5.000	09/01/2035	65,033
500,000	Victorville, CA Special Tax Community Facilities District 07-01[1]	5.350	09/01/2042	510,960
1,500,000	West Hollywood, CA Community Devel. Commission Tax Allocation (East Side Redevel.)[1]	7.500	09/01/2042	1,784,805
610,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250	09/01/2035	637,493
1,550,000	West Patterson, CA Financing Authority Special Tax Community Facilities District No. 2015-1[1]	5.250	09/01/2045	1,595,803
2,300,000	Woodland, CA Finance Authority[1]	6.000	03/01/2036	2,577,150
1,500,000	Woodland, CA Finance Authority[1]	6.000	03/01/2041	1,678,365

				1,234,871,814

U.S. Possessions—8.2%
1,000,000	Guam International Airport Authority[1]	6.000	10/01/2034	1,144,500
2,500,000	Guam International Airport Authority[1]	6.125	10/01/2043	2,887,150
250,000	Guam Power Authority, Series A1	5.000	10/01/2023	277,590
320,000	Guam Power Authority, Series A1	5.000	10/01/2024	354,272
570,000	Guam Power Authority, Series A1	5.000	10/01/2030	621,089
2,130,000	Northern Mariana Islands Ports Authority, Series A1	5.500	03/15/2031	1,968,674

33        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$1,245,000	Northern Mariana Islands Ports Authority, Series A1	6.250%		03/15/2028	$1,175,828
6,000,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2044	4,575,000
3,330,000	Puerto Rico Aqueduct & Sewer Authority	6.125	[5]	07/01/2024	2,547,450
4,410,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	4,113,692
8,405,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	7,760,505
3,500,000	Puerto Rico Commonwealth GO7	5.250		07/01/2023	883,750
500,000	Puerto Rico Commonwealth GO7	5.250		07/01/2030	126,250
1,450,000	Puerto Rico Commonwealth GO7	5.375		07/01/2030	366,125
1,480,000	Puerto Rico Commonwealth GO, NPFGC	5.500		07/01/2020	1,489,546
1,000,000	Puerto Rico Commonwealth GO, FGIC[8]	5.500		07/01/2021	775,000
5,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2026	1,262,500
1,615,000	Puerto Rico Commonwealth GO7	5.500		07/01/2027	407,787
5,000,000	Puerto Rico Commonwealth GO7	5.500		07/01/2039	1,262,500
4,525,000	Puerto Rico Commonwealth GO7	5.750		07/01/2028	1,142,562
1,020,000	Puerto Rico Commonwealth GO7	5.750		07/01/2038	257,550
8,660,000	Puerto Rico Commonwealth GO7	5.750		07/01/2041	2,186,650
80,000	Puerto Rico Commonwealth GO, AGC	6.000		07/01/2036	81,576
4,000,000	Puerto Rico Commonwealth GO7	6.000		07/01/2038	1,010,000
7,590,000	Puerto Rico Commonwealth GO7	6.000		07/01/2039	1,916,475
2,500,000	Puerto Rico Commonwealth GO7	6.000		07/01/2039	631,250
3,000,000	Puerto Rico Commonwealth GO7	6.500		07/01/2037	757,500
1,000,000	Puerto Rico Commonwealth GO7	6.500		07/01/2040	252,500
476,247	Puerto Rico Electric Power Authority[7]	10.000		07/01/2019	170,258
476,247	Puerto Rico Electric Power Authority[7]	10.000		07/01/2019	170,258
453,432	Puerto Rico Electric Power Authority[7]	10.000		01/01/2021	162,102
453,432	Puerto Rico Electric Power Authority[7]	10.000		07/01/2021	162,102
151,144	Puerto Rico Electric Power Authority[7]	10.000		01/01/2022	54,034
151,143	Puerto Rico Electric Power Authority[7]	10.000		07/01/2022	54,034
10,000,000	Puerto Rico Electric Power Authority, Series A7	5.000		07/01/2029	3,575,000
8,995,000	Puerto Rico Electric Power Authority, Series A7	5.000		07/01/2042	3,215,712
1,000,000	Puerto Rico Electric Power Authority, Series A7	5.050		07/01/2042	357,500
7,350,000	Puerto Rico Electric Power Authority, Series A7	6.750		07/01/2036	2,627,625
1,000,000	Puerto Rico Electric Power Authority, Series A7	7.000		07/01/2033	357,500
5,000,000	Puerto Rico Electric Power Authority, Series WW7	5.000		07/01/2028	1,787,500
6,495,000	Puerto Rico Electric Power Authority, Series XX7	5.250		07/01/2040	2,321,962
5,000,000	Puerto Rico Electric Power Authority, Series XX7	5.750		07/01/2036	1,787,500
500,000	Puerto Rico Electric Power Authority, Series ZZ7	5.250		07/01/2026	178,750
2,500,000	Puerto Rico Highway & Transportation Authority[7]	5.500		07/01/2030	1,518,750
100,000	Puerto Rico Infrastructure, FGIC[8]	5.500		07/01/2020	73,500
1,220,000	Puerto Rico Infrastructure (Mepsi Campus)[7]	6.500		10/01/2037	606,950
250,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.000		04/01/2027	236,875
170,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.125		04/01/2032	153,425
225,000	Puerto Rico ITEMECF (Ana G. Mendez University)	5.375		04/01/2042	198,562
6,055,000	Puerto Rico ITEMECF (Cogeneration Facilities)	6.625		06/01/2026	4,972,669
1,475,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)	5.625		07/01/2022	1,183,688
7,255,000	Puerto Rico Public Buildings Authority[6]	6.000		07/01/2041	2,122,087

34        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
U.S. Possessions (Continued)
$8,055,000	Puerto Rico Public Buildings Authority[6]	6.750%		07/01/2036	$2,356,087
7,710,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.375		08/01/2039	1,204,688
610,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500		08/01/2028	95,313
7,670,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.500		08/01/2042	1,198,438
11,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	5.750		08/01/2037	1,718,750
16,000,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.829	[4]	08/01/2043	3,133,280
16,135,000	Puerto Rico Sales Tax Financing Corp., Series A, NPFGC	5.838	[4]	08/01/2042	3,336,395
15,500,000	Puerto Rico Sales Tax Financing Corp., Series A7	6.375		08/01/2039	2,421,875
17,000,000	Puerto Rico Sales Tax Financing Corp., Series A7	6.500		08/01/2044	2,656,250
1,000,000	Puerto Rico Sales Tax Financing Corp., Series A-1[7]	5.250		08/01/2043	156,250
17,465,000	Puerto Rico Sales Tax Financing Corp., Series C7	6.000		08/01/2039	2,728,906
8,075,000	Puerto Rico Sales Tax Financing Corp., Series C7	6.000		08/01/2042	1,261,719
2,190,000	University of Puerto Rico, Series P	5.000		06/01/2030	1,450,875
1,000,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan Notes)	4.000		10/01/2022	515,000
3,055,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2019	2,237,788
840,000	V.I. Public Finance Authority (Matching Fund Loan Note)	5.000		10/01/2032	556,500
585,000	V.I. Public Finance Authority, Series A	5.000		10/01/2018	541,125
					97,852,853

Total Investments, at Value (Cost $1,427,785,051)—111.9%					1,332,724,667
Net Other Assets (Liabilities)—(11.9)					(141,865,210)
Net Assets—100.0%					$1,190,859,457

Footnotes to Statement of Investments

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 9 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the

Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Zero coupon bond reflects effective yield on the original acquisition date.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the contractual interest rate.

7. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Notes.

8. The issuer of this security has missed or is expected to miss interest and/or principal payments on this security. The security is insured and is accruing partial income at a rate anticipated to be recovered through the insurer. The rate shown is the contractual interest rate.

35        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

To simplify the listings of securities, abbreviations are used per the table below:

ABAG	Association of Bay Area Governments
AcadF	Academy Foundation
AFound	Archival Foundation
AGC	Assured Guaranty Corp.
AMF	Academy Museum Foundation
AOMPAAS	Academy of Motion Pictures Arts and Sciences
CDA	Communities Devel. Authority
CFD	Community Facilities District
CHCC	Community Hospitals of Central California
CHF	City Hospital Foundation
COP	Certificates of Participation
EBPC	East Bay Prenatal Center
EMC	Eden Medical Center
FCHMC	Fresno Community Hospital & Medical Center
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
MCHlth	Marin Community Health
MPHS	Mills-Peninsula Health Services
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NPFGC	National Public Finance Guarantee Corp.
OCEAA	Orange County Educational Arts Academy
PAMFHCR&E	Palo Alto Medical Foundation for Health Care Research & Education
SBH	Sutter Bay Hospitals
SBMF	Sutter Bay Medical Foundation
SCHosp	Sutter Coast Hospital
SCVH	Sutter Central Valley Hospitals
SEBH	Sutter East Bay Hospitals
SGMF	Sutter Gould Medical Foundation
SHlth	Sutter Health
SHSSR	Sutter Health Sacramento Sierra Regional
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka
SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SMCCV	Sutter Medical Center of Castro Valley
SMF	Sutter Medical Foundation
SPSch	Summit Public Schools
SPSchS	Summit Public School Shasta
SPSchD	Summit Public School Denali
SVlyH	Sutter Valley Hospitals
SVMF	Sutter Valley Medical Foundation
SVNA&H	Sutter Visiting Nurse Association & Hospice
TASC	Tobacco Settlement Asset-Backed Bonds
TVSRF	The Vince Street Archive Foundation
V.I.	United States Virgin Islands

See accompanying Notes to Financial Statements.

36        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 31, 2018 Unaudited

Assets
Investments, at value (cost $1,427,785,051)—see accompanying statement of investments	$1,332,724,667
Cash	806,934
Receivables and other assets:
Interest	16,551,906
Investments sold (including $575,000 sold on a when-issued or delayed delivery basis)	3,450,156
Shares of beneficial interest sold	3,280,943
Other	279,285

Total assets	1,357,093,891

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	130,935,000
Payable for borrowings (See Note 9)	31,200,000
Shares of beneficial interest redeemed	2,443,360
Dividends	1,059,179
Distribution and service plan fees	214,405
Trustees’ compensation	191,181
Interest expense on borrowings	54,345
Shareholder communications	6,495
Other	130,469

Total liabilities	166,234,434

Net Assets	$1,190,859,457

Composition of Net Assets
Par value of shares of beneficial interest	$146,189
Additional paid-in capital	1,722,044,050
Accumulated net investment income	1,309,806
Accumulated net realized loss on investments	(437,580,204)
Net unrealized depreciation on investments	(95,060,384)

Net Assets	$1,190,859,457

37        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $789,035,618 and 96,791,475 shares of beneficial interest outstanding)	$8.15
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$8.56

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $288,079 and 35,287 shares of beneficial interest outstanding)	$8.16

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $209,185,937 and 25,773,439 shares of beneficial interest outstanding)	$8.12

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $192,349,823 and 23,589,099 shares of beneficial interest outstanding)	$8.15

See accompanying Notes to Financial Statements.

38        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 31, 2018 Unaudited

Investment Income
Interest	$ 33,893,886
Expenses
Management fees	2,959,473
Distribution and service plan fees:
Class A	1,030,940
Class B	2,102
Class C	1,127,545
Transfer and shareholder servicing agent fees:
Class A	427,108
Class B	211
Class C	112,817
Class Y	107,385
Shareholder communications:
Class A	8,511
Class B	53
Class C	3,960
Class Y	2,030
Borrowing fees	758,756
Interest expense and fees on short-term floating rate notes issued (See Note 4)	707,496
Interest expense on borrowings	178,078
Trustees’ compensation	8,329
Custodian fees and expenses	5,475
Other	349,265

Total expenses	7,789,534
Net Investment Income	26,104,352

Realized and Unrealized Gain (Loss)
Net realized gain on investment transactions	3,807,240
Net change in unrealized appreciation/depreciation on investment transactions	(57,580,533)
Net Decrease in Net Assets Resulting from Operations	$ (27,668,941)

See accompanying Notes to Financial Statements.

39        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017
Operations
Net investment income	$26,104,352	$58,096,271
Net realized gain (loss)	3,807,240	(28,674,483)
Net change in unrealized appreciation/depreciation	(57,580,533)	15,322,183

Net increase (decrease) in net assets resulting from operations	(27,668,941)	44,743,971

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(17,200,541)	(43,817,037)
Class B	(6,831)	(40,252)
Class C	(3,708,040)	(10,326,188)
Class Y	(4,576,530)	(10,068,773)

	(25,491,942)	(64,252,250)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(76,062,893)	(12,621,133)
Class B	(329,038)	(973,931)
Class C	(17,312,991)	(20,247,451)
Class Y	(33,514,071)	63,455,270

	(127,218,993)	29,612,755

Net Assets
Total increase (decrease)	(180,379,876)	10,104,476
Beginning of period	1,371,239,333	1,361,134,857

End of period (including accumulated net investment income of $1,309,806 and $697,396, respectively)	$1,190,859,457	$1,371,239,333

See accompanying Notes to Financial Statements.

40        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

STATEMENT

OF CASH FLOWS For the Six Months Ended January 31, 2018 Unaudited

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(27,668,941)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(92,250,219)
Proceeds from disposition of investment securities	212,537,313
Short-term investment securities, net	770,753
Premium amortization	3,973,898
Discount accretion	(6,486,943)
Net realized gain on investment transactions	(3,807,240)
Net change in unrealized appreciation/depreciation on investment transactions	57,580,533
Change in assets:
Decrease in other assets	217,603
Decrease in interest receivable	1,834,309
Decrease in receivable for securities sold	21,593,565
Change in liabilities:
Decrease in other liabilities	(28,494)

Net cash provided by operating activities	168,266,137

Cash Flows from Financing Activities
Proceeds from borrowings	203,300,000
Payments on borrowings	(210,200,000)
Payments and proceeds on short-term floating rate notes issued	(6,810,000)
Proceeds from shares sold	128,044,252
Payments on shares redeemed	(276,563,658)
Cash distributions paid	(5,793,335)

Net cash used in financing activities	(168,022,741)
Net increase in cash	243,396
Cash, beginning balance	563,538

Cash, ending balance	$806,934

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $19,727,471.

Cash paid for interest on borrowings—$150,856.

Cash paid for interest on short-term floating rate notes issued—$707,496.

See accompanying Notes to Financial Statements.

41 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$8.49	$8.61	$8.21	$8.37	$8.14	$8.75

Income (loss) from investment operations:
Net investment income[1]	0.17	0.38	0.43	0.47	0.51	0.49
Net realized and unrealized gain (loss)	(0.34)	(0.09)	0.42	(0.16)	0.20	(0.62)

Total from investment operations	(0.17)	0.29	0.85	0.31	0.71	(0.13)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.17)	(0.41)	(0.45)	(0.47)	(0.48)	(0.48)

Net asset value, end of period	$8.15	$8.49	$8.61	$8.21	$8.37	$8.14

Total Return, at Net Asset Value[2]	(2.03)%	3.55%	10.67%	3.61%	9.03%	(1.66)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$789,035	$899,847	$925,807	$879,253	$894,308	$967,217

Average net assets (in thousands)	$846,472	$893,655	$886,704	$926,912	$922,522	$1,214,170

Ratios to average net assets:[3]
Net investment income	4.13%	4.46%	5.10%	5.50%	6.32%	5.56%
Expenses excluding specific expenses listed below	0.86%	0.95%	1.06%	0.95%	0.80%	0.73%
Interest and fees from borrowings	0.14%	0.10%	0.05%	0.04%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.11%	0.14%	0.09%	0.08%	0.09%	0.09%

Total expenses	1.11%	1.19%	1.20%	1.07%	0.94%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.11%	1.19%	1.20%	1.07%	0.94%[5]	0.85%

Portfolio turnover rate	6%	30%	15%	21%	17%	24%

42 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

43 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$8.50	$8.61	$8.22	$8.38	$8.15	$8.76

Income (loss) from investment operations:
Net investment income[1]	0.14	0.32	0.37	0.40	0.45	0.41
Net realized and unrealized gain (loss)	(0.34)	(0.08)	0.41	(0.16)	0.19	(0.61)

Total from investment operations	(0.20)	0.24	0.78	0.24	0.64	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.35)	(0.39)	(0.40)	(0.41)	(0.41)

Net asset value, end of period	$8.16	$8.50	$8.61	$8.22	$8.38	$8.15

Total Return, at Net Asset Value[2]	(2.42)%	2.75%	9.82%	2.82%	8.16%	(2.54)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$288	$634	$1,630	$2,835	$4,001	$6,910

Average net assets (in thousands)	$416	$966	$1,963	$3,474	$5,149	$10,336

Ratios to average net assets:[3]
Net investment income	3.33	3.80%	4.36%	4.73%	5.52%	4.69%
Expenses excluding specific expenses listed below	1.64%	1.75%	1.82%	1.72%	1.62%	1.62%
Interest and fees from borrowings	0.14%	0.10%	0.05%	0.04%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.11%	0.14%	0.09%	0.08%	0.09%	0.09%

Total expenses	1.89%	1.99%	1.96%	1.84%	1.76%	1.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.89%	1.99%	1.96%	1.84%	1.76%[5]	1.74%

Portfolio turnover rate	6%	30%	15%	21%	17%	24%

44 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

45 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$8.45	$8.57	$8.18	$8.34	$8.11	$8.72

Income (loss) from investment operations:
Net investment income[1]	0.14	0.31	0.36	0.40	0.45	0.42
Net realized and unrealized gain (loss)	(0.33)	(0.08)	0.42	(0.16)	0.20	(0.61)

Total from investment operations	(0.19)	0.23	0.78	0.24	0.65	(0.19)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.35)	(0.39)	(0.40)	(0.42)	(0.42)

Net asset value, end of period	$8.12	$8.45	$8.57	$8.18	$8.34	$8.11

Total Return, at Net Asset Value[2]	(2.30)%	2.67%	9.89%	2.84%	8.24%	(2.43)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,186	$235,727	$259,836	$253,773	$266,060	$293,424

Average net assets (in thousands)	$223,591	$247,604	$257,015	$269,613	$265,211	$333,013

Ratios to average net assets:[3]
Net investment income	3.37%	3.72%	4.35%	4.74%	5.55%	4.79%
Expenses excluding specific expenses listed below	1.62%	1.71%	1.81%	1.71%	1.57%	1.51%
Interest and fees from borrowings	0.14%	0.10%	0.05%	0.04%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.11%	0.14%	0.09%	0.08%	0.09%	0.09%

Total expenses	1.87%	1.95%	1.95%	1.83%	1.71%	1.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.87%	1.95%	1.95%	1.83%	1.71%[5]	1.63%

Portfolio turnover rate	6%	30%	15%	21%	17%	24%

46        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

47        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended January 31, 2018 (Unaudited)	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013

Per Share Operating Data
Net asset value, beginning of period	$8.49	$8.61	$8.21	$8.37	$8.14	$8.75

Income (loss) from investment operations:
Net investment income[1]	0.18	0.39	0.45	0.49	0.53	0.51
Net realized and unrealized gain (loss)	(0.34)	(0.08)	0.42	(0.16)	0.20	(0.62)

Total from investment operations	(0.16)	0.31	0.87	0.33	0.73	(0.11)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.43)	(0.47)	(0.49)	(0.50)	(0.50)

Net asset value, end of period	$8.15	$8.49	$8.61	$8.21	$8.37	$8.14

Total Return, at Net Asset Value[2]	(1.91)%	3.80%	10.93%	3.86%	9.29%	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$192,350	$235,031	$173,862	$123,831	$101,239	$104,708

Average net assets (in thousands)	$212,694	$196,735	$146,478	$127,028	$93,710	$116,275

Ratios to average net assets:[3]
Net investment income	4.37%	4.63%	5.33%	5.74%	6.54%	5.79%
Expenses excluding specific expenses listed below	0.62%	0.70%	0.81%	0.71%	0.56%	0.51%
Interest and fees from borrowings	0.14%	0.10%	0.05%	0.04%	0.05%	0.04%
Interest and fees on short-term floating rate notes issued[4]	0.11%	0.14%	0.09%	0.08%	0.09%	0.09%

Total expenses	0.87%	0.94%	0.95%	0.83%	0.70%	0.64%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.87%	0.94%	0.95%	0.83%	0.70%[5]	0.63%

Portfolio turnover rate	6%	30%	15%	21%	17%	24%

48        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

5. Waiver was less than 0.005%.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 31, 2018 Unaudited

1. Organization

Oppenheimer Rochester California Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid

50 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended July 31, 2017, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended July 31, 2017, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2017 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

51 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Expiring

2018	$223,689,715
2019	31,408,386
No expiration	181,520,454

Total	$436,618,555

At period end, it is estimated that the capital loss carryforwards would be $255,098,101 expiring by 2019 and $177,713,214, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $3,807,240 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Total federal tax cost	$1,301,468,379[1]

Gross unrealized appreciation	$74,394,476
Gross unrealized depreciation	(170,567,434)

Net unrealized depreciation	$(96,172,958)

1. The Federal tax cost of securities does not include cost of $127,429,246, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions.

See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a

52 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

53 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
California	$—	$1,234,871,814	$—	$1,234,871,814
U.S. Possessions	—	97,852,853	—	97,852,853

Total Assets	$—	$1,332,724,667	$—	$1,332,724,667

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes

California	$20	$(20)

Total Assets	$20	$(20)

54 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

3. Securities Valuation (Continued)

* Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal bond paid to the Fund is inversely related to the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition

55 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage provided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing

56 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/ reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. At period end, the Fund’s maximum exposure under such agreements is estimated at $61,790,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At period end, municipal bond holdings with a value of $229,019,241 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $130,935,000 in short-term floating rate securities issued and outstanding at that date.

57 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value

$ 2,500,000	Anaheim, CA Public Financing Authority Tender Option Bond Series 2015-XF2139 Trust[3]	13.017%	10/1/39	$2,938,500
5,000,000	CA Dept. of Water Resources (Center Valley) Tender Option Bond Series 2015-XF2030 Trust[3]	7.288	12/1/35	6,013,850
8,385,000	CA GO Tender Option Bond Series 2016-XF2372 Trust[3]	9.434	9/1/34	12,418,520
7,110,000	CA Health Facilities Financing Authority (Providence Health & Services) Tender Option Bond Series 2015-XF0036 Trust	7.795	10/1/39	7,937,177
3,375,000	CA Health Facilities Financing Authority (SHlth / EBPC / EMC / MCHlth / MPHS / PAMFHCR&E / SCHosp / SCVH / SEBH / SGMF Obligated Group) Tender Option Bond Series 2015-XF0236 Trust	12.992	8/15/31	4,824,698
7,500,000	East Bay, CA Municipal Utility District (Water System) Tender Option Bond Series 2015-XF2026 Trust[3]	6.855	6/1/36	8,696,250
1,290,000	Grossmont, CA Union High School District Tender Option Bond Series 2015 XF-2141 Trust[3]	13.430	8/1/30	1,593,795
1,225,000	Grossmont, CA Union High School District Tender Option Bond Series 2015-XF2141-2 Trust[3]	13.452	8/1/31	1,513,892
4,735,000	Los Angeles, CA Dept. of Airports (Los Angeles International Airport) Tender Option Bond Series 2015 XF-0017 Trust	9.890	5/15/24	4,863,413
3,335,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-2 Trust	10.200	5/15/26	3,424,878
3,665,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-3 Trust	10.210	5/15/27	3,761,280
3,365,000	Los Angeles, CA Dept. of Airports Tender Option Bond Series 2015-XF0017-4 Trust	10.210	5/15/28	3,451,918
1,500,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018 Trust	7.500	7/1/34	1,609,770
6,000,000	Los Angeles, CA Dept. of Water & Power Tender Option Bond Series 2015 XF-0018-2 Trust	7.500	7/1/38	6,421,380
8,150,000	Los Angeles, CA Harbor Dept. Tender Option Bond Series 2015-XF0035 Trust	7.364	8/1/34	9,067,446
5,000,000	San Marcos, CA Unified School District Tender Option Bond Series 2015-XF2029 Trust[3]	7.288	8/1/31	6,223,050
4,280,000	University of California Tender Option Bond Series 2016-XF0524-1 Trust	9.523	5/15/37	6,337,824
5,000,000	University of California Tender Option Bond Series 2016-XF0524-2 Trust	9.523	5/15/38	6,986,600

				$98,084,241

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

58 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

4. Investments and Risks (Continued)

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $130,935,000 or 9.65% of its total assets at period end.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	575,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose

59 OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$165,017,599
Market Value	$45,013,145
Market Value as % of Net Assets	3.78%

Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

60        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 31, 2018		Year Ended July 31, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	8,073,345	$66,839,996	22,785,651	$191,432,823
Dividends and/or distributions reinvested	1,654,353	13,711,780	4,116,391	34,717,863
Redeemed	(18,939,197)	(156,614,669)	(28,484,090)	(238,771,819)
Net decrease	(9,211,499)	$(76,062,893)	(1,582,048)	$(12,621,133)

Class B
Sold	87	$725	3,723	$31,985
Dividends and/or distributions reinvested	818	6,805	4,516	38,186
Redeemed	(40,243)	(336,568)	(122,869)	(1,044,102)
Net decrease	(39,338)	$(329,038)	(114,630)	$(973,931)

Class C
Sold	1,937,802	$15,996,202	4,095,177	$34,428,898
Dividends and/or distributions reinvested	348,547	2,875,900	896,180	7,525,972
Redeemed	(4,400,827)	(36,185,093)	(7,421,877)	(62,202,321)
Net decrease	(2,114,478)	$(17,312,991)	(2,430,520)	$(20,247,451)

Class Y
Sold	5,789,820	$47,977,306	16,466,127	$138,769,221
Dividends and/or distributions reinvested	377,702	3,132,986	753,076	6,353,805
Redeemed	(10,257,587)	(84,624,363)	(9,738,362)	(81,667,756)
Net increase (decrease)	(4,090,065)	$(33,514,071)	7,480,841	$63,455,270

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$92,250,219	$212,537,313

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

61        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s effective management fee for the reporting period was 0.46% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	8,993
Accumulated Liability as of January 31, 2018	76,221

62        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

8. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to

0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

63        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 31, 2018	$42,385	$27,098	$44	$9,184

9. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial

64        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

9. Borrowings and Other Financing (Continued)

paper issuance rates (1.5693% at period end). The Fund pays additional fees monthly to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the reporting period equal 0.11% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

At period end, the Fund had borrowings outstanding at an interest rate of 1.5693%.

Details of the borrowings for the reporting period are as follows:

Average Daily Loan Balance	$25,451,087
Average Daily Interest Rate	1.337%
Fees Paid	$212,312
Interest Paid	$150,856

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the reporting period are included in expenses on the Fund’s Statement of Operations and equal 0.03% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on

65        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Borrowings and Other Financing (Continued)

a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

The Fund executed no transactions under the Facility during the reporting period.

Details of reverse repurchase agreement transactions for the reporting period are as follows:

Fees Paid	$312,742

66        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

67        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the muni California long category. The Board noted that the Fund’s one-year, three-year and five-year performance was better than its category median although its ten-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load muni California long funds with comparable asset levels and distribution features. The Board noted that the Fund’s contractual management fee was lower than its peer group median and category median. The Board also noted that the Fund’s total expenses were higher than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

68        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2018. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

69        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

70        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about each Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’. The Fund’s latest distribution information will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources

Oppenheimer Rochester California Municipal Fund	8/22/17	79.0%	0.0%	21.0%
Oppenheimer Rochester California Municipal Fund	11/21/17	77.3%	0.0%	22.7%

Oppenheimer Rochester California Municipal Fund	1/23/18	76.9%	0.0%	20.4%

71        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Elizabeth Mossow, Vice President
Richard Stein, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

72        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.

●	When you create a user ID and password for online account access.

●	When you enroll in eDocs Direct,SM our electronic document delivery service.

●	Your transactions with us, our affiliates or others.

●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

73        OPPENHEIMER ROCHESTER CALIFORNIA MUNICIPAL FUND

PRIVACY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
©2018 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0790.001.0118 March 23, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester California Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/16/2018